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                                                                    EXHIBIT 4.12


                Form of Certificate for Series C Preferred Stock

                         INCORPORATED UNDER THE LAWS OF

          No.                                                      Shares

                                 STATE OF HAWAII



                              ALOHA AIRGROUP, INC.



This certifies that __________________________________________ is the owner of

_____________________________________ Shares of each of the the Capital Stock of


                              ALOHA AIRGROUP, INC.


Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS TO BE SEALED WITH THE SEAL OF THE CORPORATION THIS _______ DAY OF _________________ A.D. 20__________

______________________________                    ______________________________
President                                         Secretary

                                Shares $1.00 Each



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                                   CERTIFICATE

                                       FOR



                                     SHARES

                                     OF THE

                                  Capital Stock



                                    ISSUED TO



                                      DATED



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For Value Received _____ hereby sell, assign and transfer unto
Shares of the Capital Stock represented by the within Certificates and do hereby irrevocably constitute and appoint
______________________________________ to transfer the said
Stock on the books of the within named Corporation with full power of substitution in the premises.
Date ____________ 20___.
In the presence of
______________________________________________________________________
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